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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2004

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                                 CHRONIMED INC.
             (Exact name of registrant as specified in its charter)

         MINNESOTA                         0-19952                 41-1515691
         ---------                         -------                 ----------
(State or other jurisdiction of    (Commission File Number)     (I.R.S. Employer
incorporation or organization)                                    Identification
                                                                     Number)

                       -----------------------------------

                             10900 RED CIRCLE DRIVE
                           MINNETONKA, MINNESOTA 55343

              (Address of Principal Executive Offices and Zip Code)

                       -----------------------------------

                                 (952) 979-3600
              (Registrant's telephone number, including area code)

                       -----------------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION

              On October 27, 2004, Chronimed Inc. issued a press release announcing fiscal 2005 first quarter financial results. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated in this Report as if fully set forth herein.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

               (c)   Exhibits

                     Exhibit 99.1 Press Release of Chronimed Inc., dated October 27, 2004, for Fiscal 2005 First Quarter Results.






                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                   CHRONIMED INC.


Dated: October 27, 2004                            /s/ Gregory H. Keane
                                                   -----------------------------
                                                   Gregory H. Keane
                                                   Chief Financial Officer






                                  EXHIBIT INDEX

Exhibit
Number               Description
-------              -----------
  99.1               Fiscal 2005 First Quarter Financial Results Press Release
                     dated October 27, 2004.



                                       2